EXHIBIT 4.5



                                                                          SHARES
THIS CERTIFICATE
IS  TRANSFERABLE                [COMPANY LOGO]
IN BOSTON, MA OR                                                 SEE REVERSE FOR
NEW YORK, NY                                                 CERTAIN DEFINITIONS

                          Brunswick Technologies, Inc.
NUMBER
                INCORPORATED UNDER THE LAWS OF THE STATE OF MAINE
BTI
                                                   CUSIP 117394 10 6
                   THIS IS TO CERTIFY THAT


                   IS THE OWNER OF

                               FULLY-PAID  AND  NON-ASSESSABLE   SHARES  OF  THE
                               COMMON  STOCK OF THE PAR VALUE OF $0.0001 EACH OF


                          BRUNSWICK TECHNOLOGIES, INC.



     transferable  upon the  books of the  Company                COUNTERSIGNED
 in person or by attorney  upon  surrender of this                AND REGISTERED
 certificate  duly  endorsed  or  assigned.   This                BY
 certificate and the shares represented hereby are                STATE  STREET
 subject  to the laws of The State of Maine and to                BANK AND
 the Articles of Incorporation  and By-laws of the                TRUST COMPANY
 Company  as  from  time  to  time  amended.                      (Canton,
                                                                  Massachusetts)
 This certificate is not valid until countersigned                TRANSFER
 and   registered   by  the  Transfer   Agent  and                AGENT AND
 Registrar.                                                       REGISTRAR



                                                                  AUTHORIZED
                                                                  SIGNATURE



         IN WITNESS WHEREOF, Brunswick Technologies, Inc. has caused its facsimile corporate seal and facsimile signatures of its duly authorized officers to be hereunto affixed.

         Dated:


                                 Corporate Seal


                   TREASURER                       CHAIRMEN OF THE BOARD
                                                   AND CHIEF EXECUTIVE OFFICER



                          BRUNSWICK TECHNOLOGIES, INC.


THE CORPORATION WILL FURNISH TO THE HOLDER UPON REQUEST WITHOUT CHARGE THE DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

       The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM-- as tenants in common       UNIF GIFT MIN ACT--.......Custodian......
  TEN ENT-- as tenants by the entireties                    (Cus)        (Minor)
  JT TEN -- as joint tenants with right of         under Uniform Gifts to Minors
            survivorship and not as tenants        Act........................
            in common                                         (State)

                  Additional abbreviations may also be used though not in the above list.


    FOR VALUE RECEIVED,__________________  HEREBY SELL, ASSIGN AND TRANSFER UNTO

    PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
         ------------------------------


         ------------------------------


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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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--------------------------------------------------------------------------SHARES

OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT____________________________________ ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES. DATED____________________



            --------------------------------------------------------------------
            THE SIGNATURE(S) OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S)
NOTICE: AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGMENT OR ANY CHANGE WHATEVER



SIGNATURE(S) GUARANTEED: ______________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17ad-15